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                                                                   EXHIBIIT 99.2

September 3, 1997


Chief Accountant
Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549



Dear Sir:

We have read Item 4 in the Form 8-K (Commission File No. 1-13018) dated September 3, 1997 of PETRO Stopping Centers, L.P. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                         ARTHUR ANDERSEN LLP